MONTHLY SERVICER'S CERTIFICATE
                          (Delivered pursuant to subsection 3.04(b)
                           of the Pooling and Servicing Agreement


                            HOUSEHOLD FINANCE CORPORATION
                            HOUSEHOLD CARD FUNDING CORPORATION
                            HOUSEHOLD CREDIT CARD MASTER TRUST I

                     "Class A and Class B Certificates, Series 1995-1"


          The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the Pooling and Servicing Agreement), by and among Household Card Funding
Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.        The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on August 15, 1996

5.        Trust Information.

(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to
                               $324,750,022.55

(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such Distribution Date was equal to
                               $273,174,288.14

(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Due Period preceding such Distribution Date was equal to
                               $51,575,734.41

(d)       The Defaulted Amount for the preceding Due Period is
                               $16,134,522.57

(e) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is
                               $3,236,215,653.66

(f)       The Portfolio Yield for such Distribution Date
                               12.95%

(g)       The total amount of Principal Receivables in the Trust
          at the beginning of the preceding Due Period is equal to
                               $3,284,901,790.35

(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (e) and the amount in clause (g) divided by 2) is equal to
                               $3,260,558,722.01

(i)       The total amount of Finance Charge and Administrative
          Receivables in the Trust as of the last day of the
          immediately preceding Due Period is
                               $48,191,687.83

(j) The aggregate outstanding balance of the Accounts which were delinquent by one payment as of the close of business on the last day of the calendar month preceding such Distribution
          Date was equal to
                                 $186,225,871.73

(k) The aggregate outstanding balance of the Accounts which were delinquent by two payments as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
                                 $59,524,073.03

(l) The aggregate outstanding balance of the Accounts which were delinquent by three or more payments as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
                                 $95,133,041.44

(m) The aggregate amount of Trust Excess Principal Collections for such Distribution Date is
                               $273,174,288.14

(n)       The aggregate amount of Principal Shortfalls for such Distribution
          Date is
                               $0.00

6.        Group One Information

(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to
                               5.8039%

(b)       Group One Total Investor Collections is equal to
                               $197,722,819.91

(c)       Group One Investor Principal Collections is equal to
                               $166,321,129.56

(d)       Group One Investor Finance Charge and Administrative Collections
          equal to
                               $31,401,690.34

(e)       Group One Investor Additional Amounts is equal to
                               $0.00

(f)       Group One Investor Default Amount is equal to
                               $9,823,442.89

(g)       Group One Investor Monthly Fees is equal to
                               $3,444,444.44

(h)       Group One  Investor Monthly Interest is equal to
                               $9,995,686.59

7.        Series 1995-1 Information

(a)       The Series Adjusted Portfolio Yield for the Due
          Period preceding such Distribution Date was equal to
                               12.95%

(b) The Series 1995-1 Allocation Percentage with respect to the Due Period preceding such Distribution Date was equal to
                               73.03%

(c)       The Floating Allocation Percentage for the Due Period
          preceding such Distribution Date was equal to
                               83.37%

(d)       The aggregate amount of Reallocated Finance Charge and
          Administrative Collections for the Due Period preceding
          such Distribution Date is equal to
                               $31,401,690.34

(e)       The Floating Allocation Percentage of Series Allocable
          Finance Charge and Administrative Collections for
          the Due Period preceding such Distribution Date is equal to
                               $31,401,690.34

(f)       Class A Invested Amount
                               $1,500,000,000.00

(g) The Class A Invested Percentage with respect to the Due Period preceding such Distribution Date was equal to
                               75.00%

(h)       The Class A Invested Percentage of the amount set forth
          in Item 7(d) above was equal to
                               $23,551,267.76

(i)       The amount of Class A Monthly Interest for such
          Distribution Date is equal to
                               $7,318,699.58

(j)       The amount of any Class A Monthly Interest previously
          due but not distributed on a prior Distribution Date
          is equal to
                               $0.00

(k)       The amount of Class A Additional Interest for such
          Distribution Date is equal to
                               $0.00

(l) The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to
                               $0.00

(m)       The Class A Investor Default Amount for such Distribution
          Date is equal to
                               $7,367,582.17

(n)       The Allocable Servicing Fee for such Distribution Date is
          equal to
                               $3,444,444.44

(o) The Class A Required Amount, if any, with respect to such Distribution Date is equal to
                               $0.00

(p)       Class B Invested Amount
                               $214,286,000.00

(q) The Class B Invested Percentage for the Due Period preceding such Distribution Date was equal to
                               10.71%

(r)       The Class B Invested Percentage of the amount set forth in
          Item 7(d) above is equal to
                               $3,364,471.31

(s)       The amount of Class B Monthly Interest for such Distribution
          Date is equal to
                               $1,078,744.24

(t) The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
                               $0.00


(u) The amount of Class B Additional Interest for such Distribution Date is equal to
                               $0.00

(v) The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to

                               $0.00

(w)       Class B Investor Default Amount for such Distribution Date is equal to
                               $1,052,513.14

(x) The Collateral Invested Percentage of the amount set forth in Item 7(d) above is equal to

                               $4,485,951.28

(y)       The Series 1995-1 Principal Shortfall for such Distribution
          Date is equal to
                               $0.00

(z)       The Series 1995-1 Excess Principal Collections is equal to
                               $0.00

(aa)      The amount of Excess Finance Charge and Administrative
          Collections with respect to such Distribution Date
          is equal to
                               $12,192,219.91

(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such
          Distribution Date to fund or reimburse the following items:

          (i) to fund the Class A Required Amount, if any, with respect to such Distribution Date
                               $0.00

          (ii)       to reimburse Class A Investor Charge-Offs
                               $0.00

          (iii)      to pay current or overdue Class B Monthly
                     Interest, Class B Additional Interest
                     or the Cumulative Excess Interest
                     Amount
                               $0.00

          (iv)       to fund the Class B Investor Default Amount
                     with respect to such Distribution Date
                               $1,052,513.14

          (v)        to reimburse certain previous reductions
                     in the Class B Invested Amount
                               $0.00

          (vi)       to pay any portion of the Allocable
                     Servicing Fee not
                     paid pursuant to clause (i) above

                               $0.00

          (vii)      to pay the Collateral Monthly Interest
                     for such Distribution Date equal to

                               $1,598,242.77

          (viii)     to fund the Collateral Investor Default
                     Amount with respect
                     to such Distribution Date

                               $1,403,347.58

          (ix)       to make any required deposit in the
                     Cash Collateral Account
                                $0.00

(cc) The amount of Subordinated Principal Collections with respect to such Distribution Date is equal to

                               $41,580,282.39

(dd)      The Principal Allocation Percentage is equal to
                               73.03%

(ee)      The total amount to be distributed to Class A
          Certificateholders on such Distribution Date in
          payment of principal is equal to
                               $0.00

(ff)      The total amount to be distributed to Class B
          Certificateholders on such Distribution Date
          in payment of principal is equal to
                               $0.00

(gg)      The amount of Class A Investor Charge-Offs for
          such Distribution Date is equal to
                               $0.00

(hh)      The total amount of reimbursements of Class A
          Investor Charge-Offs
          for such Distribution Date is equal to

                               $0.00

(ii)      The amount of Class B Investor Charge-Offs and
          other reductions in
          the Class B Invested Amount for
          such Distribution Date is equal to
                               $0.00

(jj)      The total amount of reimbursements of Class B
          Investor Charge-Offs
          for such Distribution Date is equal to

                               $0.00

(kk)      The Class A Invested Amount at the close of
          business on such Distribution Date
          (after giving effect to all payments and adjustments
          on such Distribution Date) will equal to
                               $1,500,000,000.00

(ll)      The Class B Invested Amount at the close of
          business on such
          Distribution Date (after giving
          effect to all payments and adjustments
          on such Distribution Date) will equal to
                               $214,286,000.00

(mm)      The Available Collateral Amount as of
          the close of business on the
          preceding Distribution Date (after
          giving effect to any withdrawal
          from the Collateral Account) was equal to
                               $285,714,000.00

(nn)      The Required Collateral Amount as of
          the close of business on such
          Distribution Date, after giving
          effect to any withdrawal from the
          Collateral Account and payments to the
          Collateral Interest Holder on
          such Distribution Date, will be equal to
                               $285,714,000.00

(oo)      The ratio of the Required Collateral Amount to
          the Class B Invested Amount as of the close of
          business on such Distribution Date, after
          giving effect to any withdrawal from the
          Collateral Account and payments to the
          Collateral Interest Holder on such
          Distribution Date, will be equal to
                               1.33

(pp)      The Cumulative Excess Interest Amount
          as of the close of business on
          such Distribution Date, after giving
          effect to any payments of interest
          to Class B Certificateholders on
          such Distribution Date, will be equal
          to
                               $0.00

8.        Total amount to be on deposit in the
          Collection Account (after giving
          effect to allocations required
          to be made pursuant to the terms of all
          other Series now outstanding and to the
          payment of the Servicer's fee
          and funding of investor default amounts)
          prior to making distributions
          on such Distribution Date is equal to
                               $31,401,690.34

9.        The total amount to be allocated according
          to the terms of the Collateral Agreement on
          such Distribution Date is equal to
                               $8,138,116.42

10.       Total amount to be distributed from the
          Collection Account to the
          Servicer in respect of the unpaid
          Allocable Servicing Fee for the
          preceding Due Period on such Distribution
          Date (after taking into
          consideration the amounts
          which have been netted with respect to this
          Series against deposits to the Collection
          Account) is equal to
                               $0.00

11.       As of the date hereof, to the best
          knowledge of the undersigned, (a)
          the Servicer has performed in all
          material respects all its obligations
          under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and
          (iii) the current status of each such
          default; if applicable, insert None.

12. As of the date hereof, to the best knowledge of the undersigned, no
          Amortization Event has been deemed
          to have occurred on or prior to
          such Distribution Date.

13. As of the date hereof, to the best knowledge of the undersigned, no
          Lien has been placed on any
          of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of _______________).

14. The amount specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and
          Servicing Agreement.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this _____ day of _______________, 199_.

                               HOUSEHOLD FINANCE CORPORATION
                               as Servicer,

                               By: _______________________________
                                     Name: Steven H. Smith
                                     Title: Servicing Officer